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                                                              Exhibit 23


                       Arthur Andersen LLP

                        Atlanta, Georgia






             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








    As independent public accountants, we hereby consent to the incorporation by reference of our reports dated October 20, 1994, included or incorporated by reference in National Service Industries, Inc. Form 10-K for the year ended August 31, 1994, into the Company's previously filed Registration Statement File Nos. 33-36980, 33-51339, 33-51341, 33-51343,
    33-51345, 33-51347, 33-51349, 33-51351, 33-51355 and 33-51357.


                                            ARTHUR ANDERSEN LLP



    November 18, 1994